THE LAZARD FUNDS, INC.

Lazard Mid Cap Portfolio

Lazard Small Cap Portfolio

Lazard High Yield Portfolio

Lazard International Small Cap Portfolio

Lazard Emerging Markets Portfolio

Supplement to Prospectus dated November 1, 2007

The Board of Directors of The Lazard Funds, Inc. has approved a change in the policies of Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio and Lazard High Yield Portfolio (collectively, the "Portfolios") with respect to the investment of 80% of their assets, effective May 1, 2008 (collectively, the "80% Policies"). Effective as of that date, each Portfolio, under normal circumstances, will invest at least 80% of its assets in:

•	for Lazard Mid Cap Portfolio, equity securities of medium-sized U.S. companies;
•	for Lazard Small Cap Portfolio, equity securities of small cap U.S. companies; and
•

for Lazard High Yield Portfolio, bonds and other fixed-income securities of U.S. companies where such securities are rated, at the time of purchase, below investment grade by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") and as low as the lowest rating assigned by S&P and Moody's, or the unrated equivalent as determined by Lazard Asset Management LLC, the Portfolios' investment manager.

Formerly, the 80% Policies did not refer to U.S. companies.

In addition, the following name changes will be effective as of May 1, 2008:

Current Name	New Name

Lazard Mid Cap Portfolio	Lazard U.S. Mid Cap Equity Portfolio
Lazard Small Cap Portfolio	Lazard U.S. Small Cap Equity Portfolio
Lazard High Yield Portfolio	Lazard U.S. High Yield Portfolio
Lazard International Small Cap Portfolio	Lazard International Small Cap Equity Portfolio
Lazard Emerging Markets Portfolio	Lazard Emerging Markets Equity Portfolio

Dated:	February 26, 2008